EXHIBIT 10.50




                    ADDITIONAL $1.25 MILLION PROMISSORY NOTE
                    ----------------------------------------


$1,250,000.00                                                  November 15, 2004
                                 ***************

     For Value Received, each of American Leisure Marketing & Technology, Inc., a Florida corporation ("ALMT"), Orlando Holidays, Inc., a Florida corporation
                           ----
("OHI"),  American  Leisure,  Inc.,  a  Florida  corporation  ("AL"), Welcome To
  ---                                                           --
Orlando, Inc., a Florida corporation ("WTO"), American Travel & Marketing Group,
  ---                                  ---
Inc.,  a  Florida  corporation ("ATMG"), Hickory Travel Systems, Inc., a Florida
                                 ----
corporation  ("HTS")  and  American Leisure Holdings, Inc., a Nevada corporation
               ---
("ALHI" together with ALMT, OHI, AL, WTO, ATMG and HTS are collectively referred
  ----
to  herein  as  the  "MAKERS"  and individually as a "MAKER") hereby jointly and
                      ------                          -----
severally, absolutely and unconditionally promise to pay to the order of Stanford Venture Capital Holdings, Inc., or its assigns (the "PAYEE"), at 5050
                                                                -----
Westheimer, Houston, Texas 77056, or at such other place or places as Payee may direct, in lawful money of the United States, on or before SEPTEMBER 30, 2005 (the "MATURITY DATE") the principal amount of $1,250,000.00 (sometimes
       --------------
hereinafter referred to as the "PRINCIPAL AMOUNT") together with interest on the
                                ----------------
unpaid principal balance at an annual rate equal to EIGHT Percent (8%) per annum ("INTEREST").
  --------

The  Makers  also  agrees  as  follows:

     1.     Payments  and  Interest.  Interest  shall  accrue  on  the  unpaid
            -----------------------
Principal Amount from the date hereof until the Maturity Date. Payments of the Interest due under this Note shall be made, quarterly in arrears, in immediately available lawful money of the United States of America. Upon the Maturity Date all of the Principal Amount, all Interest and all other sums due and owing to Payee hereunder shall be paid in full; each payment is to be applied first to accrued and unpaid Interest and the balance in the reduction of the Principal
Amount. The Makers' obligation to repay the Loan and to pay Interest on the Loan shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be terminated for any reason whatsoever. This Note may be prepaid at the option of the Makers on thirty (30) days' prior written notice. Any prepayment will first be applied to accrued interest and then to the unpaid principal balance of this Note.

     2.     Credit Agreement. This Note has been executed and delivered pursuant
       ----------------
to, and is subject to the terms and conditions set forth in that certain Credit Agreement dated as of June 17, 2004, and amended by that certain First Amendment to Credit Agreement (the "Agreement") of even date herewith, entered into by and among the Makers and Payee (the Credit Agreement and the Amendment collectively referred to as the "CREDIT AGREEMENT"). The Payee of this Note shall be entitled
                    ----------------
to all of the benefits provided in the Credit Agreement.

     3.     Stock  Pledge  Agreement.  The  payment  of the  principal amount of
            ------------------------
$1,250,000  with interest due under this Note is secured by that certain Amended
       --
and Restated Secuirity Agreement by and between Makers and Lender of even date herewith (the "SECURITY AGREEMENT") and that certain Collateral Assignment
                 -------------------
Agreement  by and between ALHI and Lender of even date herewith (the "COLLATERAL
                                                                      ----------
ASSIGNMENT  AGREEMENT").
---------------------

     4.     Acceleration Upon Default.  Payee  may  declare  the  entire  unpaid
            -------------------------
Principal Amount of this Note, together with all accrued and unpaid Interest, to be immediately due and payable upon written demand, at Payee's sole election, if any one or more of the following events of default (each, an "EVENT OF DEFAULT")
                                                              ----------------
shall occur:

          (a)  Payments  of Principal and Interest. Any Maker shall fail to make
               -----------------------------------
     any  payment  of  the  Principal Amount or Interest on this Note within ten
     (10) days after Payee has provided Maker with written notice that such payments are due.

          (b) Failure to Observe or Perform Covenants. Any Maker defaults in any
              ---------------------------------------
     material respect in the observance or performance of any non-monetary representation, warranty, covenant, or agreement in this Note or the Credit Agreement and such default continues for a period of thirty (30) days after written notice by Payee to Maker; provided, however, to the extent such non-monetary default is not capable of being cured within said 30-day period, Maker will have an additional thirty (30) days to cure such non-monetary default.

          (c)  Cross  Default. There shall occur any default or event of default
               --------------
     on the part of any Borrower under:

               i. the Credit Agreement;

               ii. the $1,000,000 Credit Facility dated even herewith by and among ALHI, Caribbean Leisure Marketing Limited ("CLM"), Castlechart Limited ("CC") and Payee ("Additional Credit Facility"), except as set forth therein;

               iii. any of the Loan Documents (as defined in the Credit Agreement);

               iv. $6,000,000 Credit Facility by and among Sunstone Golf Resort, Inc., American Leisure Marketing & Technology, Inc., Advantage
          Professional Management Group Inc., Caribbean Leisure Marketing Limited, Leisure Share International, Ltd., American Leisure Holdings, Inc., and Malcolm Wright and Stanford Venture Capital Holdings, Inc. dated as of December 18, 2003; or any agreement, document or instrument which relates to any debt for money borrowed, if, as a consequence of such default or event of default, the Payee of such debt shall be authorized to accelerate the maturity or demand payment thereof, provided written notice and opportunity to cure required in connection with the applicable documentation has been provided to Borrower.

          (d)  Bankruptcy,  etc., Maker. Should (i) Any Maker commence any case,
               ------------------------
     proceeding  or  other  action  (collectively,  "PROCEEDING")  (A) under any
                                                     ----------
     existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or similar relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other similar relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Maker shall make a general assignment for the benefit of its creditors; or (ii) there be commenced against any Maker any Proceeding of a nature referred to in clause (i), above, which results either in the entry of an order for relief ("ORDER") or appointment, and any such Order or appointment remains
       -----
     undismissed in a manner reasonably satisfactory to Payee for a period of sixty (60) days (the foregoing shall include the commencement against any Maker of any Proceeding seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an Order for any such relief which remains undismissed in a manner reasonably satisfactory to Payee for sixty (60) days); or (iii) any Maker takes any action substantially in furtherance of, or expressly indicating its consent to, approval of or acquiescence in, any of the acts set forth in clause (i) or (ii) above.

     5.     Default  Rate  of  Interest.  During the continuance of any Event of
            ---------------------------
Default, Interest shall be calculated at the rate of Fifteen Percent (15%) per annum.

     6.     Conversion
            ----------

          (a) Conversion Rights. At any time prior to the Maturity Date, amounts
              -----------------
     outstanding under this Note and all sums at any given time due hereunder shall, at the sole election of the Payee and upon 5 days written notice to ALHI on behalf of all of the Makers be convertible into that number of shares of ALHI common stock. $0.001 par value per share calculated by dividing the amount due by $10.00. Any conversion shall be exercised by written notice to ALHI at its principal place of business, and may be exercised in full or in part, from time to time.

          (b) Mechanics of Conversion.
              -----------------------

               i. Any conversion shall be exercised by written notice to ALHI at its principal place of business (the "CONVERSION NOTICE").
                                                ------------------

               ii. Within five (5) days of its receipt of the Conversion Notice, ALHI shall issue and deliver to the address of the Payee as set forth in the Credit Agreement (as such address may be modified from time to time in the records of ALHI), or to the Payee's nominees, a certificate or certificates for the number of shares of Common Stock to which such Payee shall be entitled; provided, that ALHI shall not be obligated to issue to any Payee certificates evidencing the shares of Common Stock issuable upon such conversion unless either this Note is delivered to ALHI for cancellation and reissuance in the proper amount or an affidavit of loss of this Note has been executed by the Payee.

               iii. If ALHI shall declare and pay to the holders of the shares of Common Stock a dividend in shares of Common Stock, the Conversion Price in effect immediately prior to the date fixed for the determination of shareholders entitled to such dividends shall be proportionately decreased (adjusted to the nearest 1/100th of a share of Common Stock), such adjustment to become effective immediately after the date fixed for such determination.

               iv. If ALHI shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or combination, as the case may be, shall be proportionately increased or decreased (adjusted to the nearest 1/100th of a share of Common Stock), as the case may require, such increase or decrease, as the case may be, to become effective when such subdivision or combination becomes effective.

               v. In the case of any reclassification or change of outstanding shares of Common Stock issuable upon the conversion of this Note, or in the case of any consolidation or merger of ALHI with or into another corporation, or in the case of any sale or conveyance to another corporation of all or substantially all of the property of ALHI, the Payee of this Note shall have the right thereafter, so long as such Payee's conversion right hereunder shall exist, to convert this Note into the same kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a Payee of the number of shares of Common Stock of ALHI into which this Note might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.

               vi. In case securities or property other than shares of Common Stock shall be issuable or deliverable upon the conversion as aforesaid, then all references in this Section shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of ALHI for the purposes of this subsection.

     7.     Reservation of Common Stock Issuable Upon Conversion.  ALHI shall at
            ----------------------------------------------------
all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note, the sufficiency of which shall be determined by using the Conversion Price.

     8.     Conditionally  Non-Recourse  to ALHI.  This Note shall be non-
            ------------------------------------
recourse to ALHI except in the instances set forth in the Credit Agreement.

     9.     No  Usury;  Costs  and  Expenses;  No  Set-Off.
            ----------------------------------------------

          (c)  No  Usury.  Anything  contained  in  this  Note  to  the contrary
               ---------
     notwithstanding, Payee shall not charge, take or receive, and Makers shall not be obligated to pay to Payee, any amounts constituting interest on the principal amount of this Note, from time to time outstanding, in excess of the maximum rate permitted by applicable laws, as such laws are now or hereinafter enacted, amended or construed by the courts having jurisdiction thereof, or which subjects or may subject Payee to the imposition of penalties or forfeiture ("MAXIMUM RATE"). In the event that any such
                                  -------------
     payment  of  interest  would exceed the Maximum Rate ("EXCESS"), or if such
                                                            ------
     Excess would subject Payee to the imposition of penalties or forfeiture, then Payee shall deduct such Excess from any principal amounts of the Note that remain outstanding if any, and if there still remains an Excess, then Payee will pay the remaining Excess to Maker, with appropriate interest, and the effective rate of interest on this Note shall automatically be reduced to the Maximum Rate.

          (d)  Costs and Expenses. Makers jointly and severally agree to pay all
               ------------------
     costs and expenses including, without limitation, reasonable attorneys' fees, incurred or payable by Payee in enforcing each provision of this Note including, without limitation, respecting the collection of any and all amounts payable under this Note.

          (e)  No  Set-Off.  Makers  acknowledge  that  its  obligations to make
               -----------
     payments hereunder are absolute and unconditional, and agree that such payments shall not be subject to any defense, set-off or counterclaim of any kind or nature, or any other action similar to the foregoing. For the avoidance of doubt, nothing herein shall preclude a separate proceeding in respect of claims of any Maker against the Payee.

     10.     Miscellaneous.
             -------------

          (f)  Rights  and  Remedies.  Payee  shall have all rights and remedies
               ---------------------
     provided for by any law of any kind (including all forms of legal and equitable relief) with respect to any acceleration or any other breach or default hereunder and Payee shall in addition have any other rights and remedies provided for in this Note. All rights and remedies contemplated in the preceding sentence shall be independent and cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one right or remedy shall not be deemed to be an election of such right or remedy or to preclude or waive the exercise of any other right or remedy.

          (g)  Amendments;  Pronouns;  No  Waiver;  Successors  and  Assigns. No
               -------------------------------------------------------------
     amendment, modification, rescission, waiver, forbearance or release of any provision of this Note shall be valid or binding unless made in writing and executed by a duly authorized representative of Makers and Payee. No consent or waiver, express or implied, by Payee to or of any breach by Maker in the performance by it of any of its obligations hereunder shall be deemed or construed to be a consent to or waiver of the breach in the performance of the same or any other obligation of Makers hereunder. Failure on the part of Payee to complain of any act or failure to act by Makers or to declare Makers in breach irrespective of how long such failure continues, shall not constitute a waiver by Payee of any of its rights hereunder. All consents and waivers shall be in writing. All of the terms, covenants and conditions contained in this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Maker's obligations hereunder may be not be delegated to any other Person without the prior consent of Payee and any such attempted delegation without such consent shall be void.

          (h)  Governing  Law; Notices. This Note, including the performance and
               -----------------------
     enforceability hereof, shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the principles of conflicts of law. Any notice, demand or other written document in connection with this Note shall be in writing signed by the party giving such notice.

     11.     WAIVER  OF  JURY  TRIAL.  PAYEE  AND  MAKERS  HEREBY  KNOWINGLY,
             -----------------------
VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE ENTERING INTO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.






                         *SIGNATURES ON FOLLOWING PAGE*

IN WITNESS WHEREOF, the undersigned have executed and delivered this Note as of the day and year first above written.

American  Leisure  Marketing  &              Orlando  Holidays,  Inc., a Florida
Technology, Inc., a  Florida corporation     corporation


By:/s/  Malcolm  J.  Wright                  By:/s/  Malcolm  J.  Wright
   ------------------------                     ------------------------
Name:  Malcolm  J.  Wright                   Name:  Malcolm  J.  Wright
     ----------------------                        ---------------------
Title  President                             Title  President
     ----------------------                        ---------------------


American  Leisure,  Inc.,  a  Florida        Welcome to Orlando, Inc., a Florida
corporation                                  corporation


By:/s/  Malcolm  J.  Wright                  By:/s/  Malcolm  J.  Wright
   ------------------------                     ------------------------
Name:  Malcolm  J.  Wright                   Name:  Malcolm  J.  Wright
     ----------------------                       ----------------------
Title  President                             Title  President
     ----------------------                       ----------------------


American  Travel  &  Marketing  Group,       Hickory  Travel Systems, Inc., a
Inc.,  a  Florida  corporation               Delaware  corporation


By:/s/  Malcolm  J.  Wright                  By:/s/  L.  William  Chiles
   ------------------------                     ------------------------
Name:  Malcolm  J.  Wright                   Name:  L.  William  Chiles
     ----------------------                       ----------------------
Title  President                             Title  President/CEO
     ----------------------                       ----------------------


American  Leisure  Holdings, Inc., a
Nevada  corporation


By:/s/  Malcolm  J.  Wright
   ------------------------
Name:  Malcolm  J.  Wright
     ----------------------
Title  President
     ----------------------